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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 24, 2001
                                                         ----------------



                                  PEMSTAR INC.
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             (Exact name of registrant as specified in its charter)


         Minnesota                     005-59473                41-1771227
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 (State or other jurisdiction   (Commission file number)      (IRS employer
     of incorporation)                                     identification no.)


             3535 Technology Drive N.W., Rochester, Minnesota 55901
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             (Address of principal executive offices)    (Zip Code)


       Registrant's telephone number, including area code: (507) 288-6720
                                                           --------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)
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Item 5.  Other Events.

         Michael J. Odrich has resigned from the Board of Directors of Pemstar Inc. (the "Company") effective January 24, 2001. Mr. Odrich informed the Company that his resignation was for personal reasons and was not caused by or related to any disagreement with the Company on any matter relating to the Company's operations, policies or practices.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  PEMSTAR INC.


Date:  February 6, 2001           By:  /s/ William J. Kullback
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                                      William J. Kullback
                                      Vice President and Chief Financial Officer